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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 11, 2001


                      UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

             (Exact Name of Registrant as Specified in the Charter)


         Delaware                     0-25198                   36-3973627
(State or other jurisdiction    (Commission File No.)          (IRS Employer
    of incorporation)                                       Identification No.)


                      Universal Automotive Industries, Inc.
                           11859 South Central Avenue
                              Alsip, Illinois 60803

                    (Address of principal executive offices)

                                 (708) 293-4050

              (Registrant's telephone number, including area code)

                                       N/A

         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS

         On August 29, 2001 the Registrant received funding of approximately $2,800,000 from Venture Equities Management, Inc. ("VEMI"), an affiliate of Wanxiang America Corporation ("Wanxiang") in connection with the issuance of 201,438 shares of Series A Preferred Stock, currently convertible into 2,014,380 shares of the Registrant's common stock, pursuant to a form of stock purchase agreement ("Purchase Agreement") dated as of August 28, 2001, which, along with press releases dated August 23 and August 30, 2001, have been previously filed with the Securities and Exchange Commission as exhibits to its Current Report on Form 8-K dated August 29, 2001.

         The unaudited pro forma balance sheet of the Registrant for the eight-month period ended August 31, 2001 is attached hereto as Exhibit 99.3. It demonstrates that net tangible assets as of August 31, 2001, as computed in accordance with the methodology used by Nasdaq, totaled $472,001, and totaled $4,217,862 on a pro forma basis, as adjusted for: (i) the lapse of the put right contained in the Wanxiang capital investment transaction (see footnote 4 to Exhibit 99.3); (ii) sale of the Registrant's Csepel foundry (Hungary) (see footnote 2 to Exhibit 99.3); and (iii) the issuance of $100,000 of common stock to certain minority shareholders of eParts eXchange, Inc., a subsidiary of the Registrant, which was closed on September 30, 2001.

         As noted above, the Registrant's net tangible assets as of August 31, 2001, on a pro forma basis after giving effect to the Series A Preferred Stock issuance and other items, as more fully detailed in the attached financial statements and footnotes, is approximately $4,217,862. The Registrant is hopeful, but can provide no assurances, that provision of this information will result in Nasdaq's promptly pronouncing that the Registrant has regained compliance with Nasdaq Marketplace Rule 4310(c)(B)(2) (the "Rule") which requires maintenance of minimum net tangible assets above $2,000,000, in a manner which does not violate Nasdaq's voting rights policy. In the event Nasdaq's confirmation as to compliance is not provided as a result of the transactions closed to date, the Registrant may be required to take other actions to satisfy Nasdaq as to compliance with the Rule, or Nasdaq may elect at any time to delist the Registrant's securities from trading on the Nasdaq Small Cap Market.

         This Form 8-K contains forward looking statements which involve numerous risks and uncertainties. The Registrant's actual results could differ materially from those anticipated in such forward looking statements as a result of certain factors, including those set forth in the Registrant's filings with the Securities and Exchange Commission.

(C)      EXHIBITS

EXHIBIT NUMBER             DESCRIPTION
--------------             -----------

99.3 Unaudited Pro Forma Consolidated Balance Sheet of Registrant as of August 31, 2001 and Pro Forma Adjustment Giving Effect to Lapse of Put Right, Sale of the Csepel Foundry (Hungary) and Issuance of Common Stock to Certain Minority Shareholders of eParts eXchange, Inc.



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99.4         Unaudited Pro Forma Net Tangible Assets Computed in Accordance with
             Methodology Used by Nasdaq

99.5         Financial Statements

                        Consolidated Balance Sheet - August 31, 2001 (unaudited)

                        Consolidated Statements of Operations (unaudited) for the Two and Eight Months Ended August 31, 2001

                        Consolidated Statements of Cash Flow (unaudited) for the Eight Months Ended August 31, 2001

                        Notes to Unaudited Financial Statements



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           UNIVERSAL AUTOMOTIVE INDUSTRIES, INC.

                                           /s/ Arvin Scott
                                           -------------------------------------
                                           Arvin Scott, President and
                                           Chief Executive Officer

Dated: October 11, 2001